                                                              FILE NOS: 33-13052
                                                                        811-5090

                                  SCHEDULE 14A
                  PROXY STATEMENT PURSUANT TO SECTION 14(A) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

     Filed by the Registrant [X]

     Filed by a Party other than the Registrant [ ]

     Check the appropriate box:

     [ ] Preliminary Proxy Statement        [ ] Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))

     [X] Definitive Proxy Statement

     [ ] Definitive Additional Materials

     [ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

   THE TRAVELERS TIMED GROWTH AND INCOME STOCK ACCOUNT FOR VARIABLE ANNUITIES
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                (Name of Registrant as Specified in Its Charter)

                                 NOT APPLICABLE
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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
0-11.

     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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     [ ] Fee paid previously with preliminary materials.

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     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

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     (2) Form, schedule or registration statement no.:

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     (3) Filing party:

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     (4) Date filed:

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

              THE TRAVELERS TIMED GROWTH AND INCOME STOCK ACCOUNT
                             FOR VARIABLE ANNUITIES

                                ONE TOWER SQUARE
                          HARTFORD, CONNECTICUT 06183

                            NOTICE OF ANNUAL MEETING

                                                                   March 6, 1998

To Variable Annuity Contract Owners:

     Notice is hereby given that the Annual Meeting of Variable Annuity Contract Owners of The Travelers Timed Growth and Income Stock Account for Variable Annuities ("Account TGIS") will be held at its offices at One Tower Square, Hartford, Connecticut, on Monday, April 27, 1998, at 9:00 a.m. for the following purposes:

          1. To elect five (5) members of the Board of Managers to serve until the next annual meeting and until their successors are elected and qualify.

          2. To ratify the selection of Coopers & Lybrand, L.L.P. as independent accountants of Account TGIS for the year ending December 31, 1998.

          3. To approve the continuation of the Distribution and Management Agreement among Account TGIS, The Travelers Insurance Company and Tower Square Securities, Inc.

          4. To act on any and all other business as may properly come before the meeting.

     The close of business on February 20, 1998 has been fixed as the record date for the determination of Variable Annuity Contract Owners entitled to notice of and to vote at said meeting.

     By order of the Board of Managers.

                                               LOGO
                                                ERNEST J. WRIGHT, SECRETARY

     Please complete and return the enclosed proxy card as soon as possible in the post-paid envelope provided. Your prompt response is appreciated.

     YOUR VOTE IS VERY IMPORTANT TO US REGARDLESS OF THE NUMBER OF SHARES THAT YOU OWN.

              THE TRAVELERS TIMED GROWTH AND INCOME STOCK ACCOUNT
                             FOR VARIABLE ANNUITIES

   PROXY STATEMENT FOR THE ANNUAL MEETING OF VARIABLE ANNUITY CONTRACT OWNERS
                      TO BE HELD ON MONDAY, APRIL 27, 1998

     THE BOARD OF MANAGERS OF THE TRAVELERS TIMED GROWTH AND INCOME STOCK ACCOUNT FOR VARIABLE ANNUITIES (ACCOUNT TGIS) SOLICITS YOUR PROXY FOR USE AT THE ANNUAL MEETING OF CONTRACT OWNERS AND AT ANY ADJOURNMENT OF IT. The annual meeting will be held at 9:00 a.m. on Monday, April 27, 1998, at the offices of Account TGIS, One Tower Square, Hartford, Connecticut. This proxy material is expected to be mailed to Contract Owners on or about March 6, 1998.

VOTE BY PROXY

     A proxy card is enclosed for use at the meeting. The proxy card may be revoked at any time before it is voted by sending a written notice of revocation to Account TGIS's Secretary or by appearing in person to vote at the meeting. All proxy cards which are properly executed and received in time and not so revoked will be voted at the meeting in accordance with the instructions on them, if any. If no specification is made, the proxy card will be voted for the election of the five (5) nominees for members of the Board of Managers listed in this proxy statement, for the ratification of the selection of Coopers & Lybrand L.L.P. as independent accountants for the fiscal year ending December 31, 1998, and for the approval of the continuation of the Distribution and Management Agreement among Account TGIS, The Travelers Insurance Company ("Travelers Insurance") and Tower Square Securities, Inc. ("Tower Square").

COST OF SOLICITATION

     The cost of soliciting these proxies will be borne by Travelers Insurance, the issuer of the variable annuity contracts that use Account TGIS as an investment alternative. Proxies may be solicited by directors, officers or employees of Travelers Insurance on behalf of the Board of Managers of Account TGIS, either in person, by telephone or by telegram.

CONTRACT OWNERS AND THE VOTE

     Only Contract Owners of record at the close of business on February 20, 1998 (the record date) will be entitled to notice of and to vote at the annual meeting. On the record date, there were 59,497,513.858 units of Account TGIS outstanding and entitled to be voted at the meeting. The number of full and fractional votes, which you as a Contract Owner are entitled to cast is set forth on the enclosed proxy card. As of January 31, 1998, no single person or entity owned beneficially a contract or contracts entitling it to cast more than 5% of the total outstanding votes.

VOTE REQUIRED

     Approval of Proposals 1 and 2 requires the affirmative vote of the holders of a majority of the voting securities present at the meeting in person or by proxy. A quorum present for Proposals 1 and 2 is 20% of the voting securities of Account TGIS present at the meeting in person or by proxy. Approval of Proposal 3 requires the affirmative "vote of a majority of the outstanding voting securities" of Account TGIS. Under the Investment Company Act of 1940, as amended ("1940 Act"), a "vote of a majority of the outstanding voting securities" means the affirmative vote of (a) 67% of the outstanding voting securities represented at the meeting, if more than 50% of the outstanding voting securities are represented, or (b) more than 50% of the outstanding voting securities, whichever is less. Abstentions will be counted as present for purposes of determining a quorum, but will not be counted as voting with respect to those proposals from which Contract Owners abstain.

ANNUAL REPORT

     Account TGIS's Annual Report containing financial statements for the fiscal year ended December 31, 1997, was mailed to Contract Owners of record as of December 31, 1997. Copies of the Annual Report and the most recent semi-annual report succeeding Account TGIS's Annual Report may be obtained by writing to The Travelers Insurance Company, Annuity Services, One Tower Square, Hartford, Connecticut 06183-5030 without charge, or by calling 1-800-842-9368.

1.  ELECTION OF THE BOARD OF MANAGERS

     At the meeting, five (5) members of the Board of Managers are to be elected to hold office until the next annual meeting and until their successors shall have been elected and qualify. Unless this authority has been withheld on the proxy card, it is intended that the proxy card will be voted for the election of the five (5) nominees named below. If any of the nominees are unable to serve at the time of the meeting, and there is no reason to believe they will not serve, the persons named as proxies may vote for any other person or persons as they may determine at their discretion. The following nominees are recommended by the Nominating Committee pursuant to their meeting held on January 30, 1998.

                                                                                CONTRACTS
   NOMINEE FOR                                                                    OWNED
      MEMBER                           PRINCIPAL OCCUPATION                     12/31/97
   -----------                         --------------------                     ---------
Heath B. McLendon*  Managing Director (1993-present), Smith Barney Inc.           None
      Age 64        ("Smith Barney"); Chairman (1993-present), Smith Barney
Member Since 1995   Strategy Advisors, Inc.; President and Director
                    (1994-present), Mutual Management Corp.; Director and
                    President (1996-present), Travelers Investment Adviser,
                    Inc.; Chairman and Director of forty-two investment
                    companies associated with Smith Barney; Chairman, Board of
                    Trustees, Drew University; Advisory Director, First Empire
                    State Corporation; Chairman, Board of Managers, seven
                    Variable Annuity Separate Accounts of The Travelers
                    Insurance Company+; Chairman, Board of Trustees, five
                    Mutual Funds sponsored by The Travelers Insurance
                    Company++; prior to July 1993, Senior Executive Vice
                    President of Shearson Lehman Brothers Inc.; Vice Chairman
                    of Shearson Asset Management; Director of PanAgora Asset
                    Management, Inc. and PanAgora Management Limited.

                                                                                CONTRACTS
   NOMINEE FOR                                                                    OWNED
      MEMBER                           PRINCIPAL OCCUPATION                     12/31/97
   -----------                         --------------------                     ---------
  Knight Edwards    Of Counsel (1988-present), Partner (1956-1988), Edwards &     None
      Age 74        Angell, Attorneys; Member, Advisory Board (1973-1994),
Member Since 1987   thirty-one mutual funds sponsored by Keystone Group, Inc.;
                    Member, Board of Managers, seven Variable Annuity Separate
                    Accounts of The Travelers Insurance Company+; Trustee,
                    five Mutual Funds sponsored by The Travelers Insurance
                    Company++.
Robert E. McGill,   Retired manufacturing executive. Director (1983-1995),        None
       III          Executive Vice President (1989-1994) and Senior Vice
      Age 66        President, Finance and Administration (1983-1989), The
Member Since 1987   Dexter Corporation (manufacturer of specialty chemicals
                    and materials); Vice Chairman (1990-1992), Director
                    (1983-1995), Life Technologies, Inc. (life
                    science/biotechnology products); Director (1994-present),
                    The Connecticut Surety Corporation (insurance); Director
                    (1995-present) CN Bioscience, Inc. (life
                    science/biotechnology products); Director (1995-present),
                    Chemfab Corporation (manufacturer of specialty materials);
                    Member, Board of Managers, seven Variable Annuity Separate
                    Accounts of The Travelers Insurance Company+; Trustee,
                    five Mutual Funds sponsored by The Travelers Insurance
                    Company++.
  Lewis Mandell     Dean, College of Business Administration (1995-present),      None
      Age 55        Marquette University; Professor of Finance (1980-1995) and
Member Since 1990   Associate Dean (1993-1995), School of Business
                    Administration, and Director, Center for Research and
                    Development in Financial Services (1980-1995), University
                    of Connecticut; Director (1992-present), GZA
                    Geoenvironmental Tech, Inc. (engineering services);
                    Member, Board of Managers, seven Variable Annuity Separate
                    Accounts of The Travelers Insurance Company+; Trustee,
                    five Mutual Funds sponsored by The Travelers Insurance
                    Company++.

                                                                                CONTRACTS
   NOMINEE FOR                                                                    OWNED
      MEMBER                           PRINCIPAL OCCUPATION                     12/31/97
   -----------                         --------------------                     ---------
 Frances M. Hawk,   Private Investor (1997-present), Portfolio Manager (1992-     None
     CFA, CFP       1997), HLM Management Company, Inc. (investment
      Age 50        management); Assistant Treasurer, Pensions and Benefits
Member Since 1991   Management (1989-1992), United Technologies Corporation
                    (broad-based designer and manufacturer of high technology
                    products); Member, Board of Managers, seven Variable
                    Annuity Separate Accounts of The Travelers Insurance
                    Company+; Trustee, five Mutual Funds sponsored by The
                    Travelers Insurance Company++.

---------------
 + These seven Variable Annuity Separate Accounts are: The Travelers Growth and
   Income Stock Account for Variable Annuities; The Travelers Quality Bond Account for Variable Annuities; The Travelers Money Market Account for Variable Annuities; The Travelers Timed Growth and Income Stock Account for Variable Annuities; The Travelers Timed Short-Term Bond Account for Variable Annuities; The Travelers Timed Aggressive Stock Account for Variable Annuities and The Travelers Timed Bond Account for Variable Annuities.

++ These five Mutual Funds are: Capital Appreciation Fund; Cash Income Trust;
   High Yield Bond Trust; Managed Assets Trust and The Travelers Series Trust.

 * Mr. McLendon is an "interested person" within the meaning of the 1940 Act by virtue of his position as Director of The Travelers Investment Management Company ("TIMCO"), the investment adviser to Account TGIS. TIMCO is a wholly owned subsidiary of Smith Barney Holdings Inc., a wholly owned subsidiary of Travelers Group Inc. Mr. McLendon also owns shares and options to purchase shares of Travelers Group Inc., the indirect parent of The Travelers Insurance Company.

     Prior to each annual meeting of Contract Owners at which members of the Board of Managers are to be elected, or if a vacancy in the Board of Managers occurs between such meetings, the Nominating Committee of the Board of Managers recommends candidates for nomination as members of the Board of Managers. Account TGIS' Nominating Committee consists of those members of the Board of Managers who are not "interested persons" as defined in the 1940 Act. Currently, these are Knight Edwards, Robert E. McGill, III, Lewis Mandell and Frances M. Hawk. During the fiscal year ended December 31, 1997, the Nominating Committee held one meeting. The Committee will consider potential nominees recommended by Contract Owners. Any Contract Owner desiring to present a candidate to the Committee for consideration should submit the name of the candidate, in writing, to Account TGIS' Secretary prior to December 31, 1998.

MEETINGS

     There were four regular meetings and one special meeting of the Board of Managers of Account TGIS during 1997. All members of the Board of Managers attended at least 75% of the aggregate of its meetings and the meetings of the committees of which they were members.

REMUNERATION OF THE BOARD OF MANAGERS

     Members of the Board of Managers who are also employees of Travelers Group Inc. or its subsidiaries are not entitled to any fee. Members of the Board of Managers who are not affiliated as employees of Travelers Group Inc. or its subsidiaries receive an aggregate annual retainer of $19,000 for service on the Boards of the seven Variable Annuity Separate Accounts established by Travelers Insurance and the five Mutual Funds sponsored by Travelers Insurance. They also receive an aggregate fee of $2,500 for each meeting of such Boards attended. Currently, Travelers Insurance pays such compensation under an Agreement with Account TGIS.

     In addition, the Fund has adopted an Emeritus Program for non-interested Board members pursuant to which the Fund's Board and the management of the Fund can continue to benefit from the experience of long-time Board members who have resigned from the Board. Pursuant to this Program, Board members with 10 years of service may agree to provide services as an emeritus director at age 72 and, pursuant to resolutions adopted by the Fund, must retire from the Board at age
80. Service as an emeritus director is limited to 10 years. Each emeritus director agrees to be available for consultation with the Board and management of the Fund and may attend Board meetings.

BOARD MEMBER COMPENSATION, BOARD AND COMMITTEE MEETINGS

                                        AMOUNTS PAID DURING CALENDAR YEAR
                                           ENDED DECEMBER 31, 1997 FOR
                                       FIVE MUTUAL FUNDS AND SEVEN VARIABLE
BOARD MEMBER                            SEPARATE ACCOUNTS (AGGREGATE FEE)
------------                           ------------------------------------
Heath B. McLendon                                      N/A
Knight Edwards                                     $31,500.00
Robert E. McGill III                               $34,000.00
Lewis Mandell                                      $34,000.00
Frances M. Hawk                                    $34,000.00

RECOMMENDATION OF THE BOARD OF MANAGERS

     The Board of Managers of Account TGIS recommends approval of the Proposal to elect five (5) members of the Board.

2.  RATIFICATION OF THE SELECTION OF INDEPENDENT ACCOUNTANTS

     It is proposed that Contract Owners ratify the action of the Board of Managers, taken on January 30, 1998 by a unanimous vote, cast in person, including those members of the Board of Managers who are not interested persons of Account TGIS, to select the firm of Coopers & Lybrand, L.L.P. as the independent accountants of Account TGIS for the fiscal year ending December 31, 1998. A representative from Coopers & Lybrand, L.L.P. is expected to be present at the meeting with the opportunity to make a statement if desired, and is expected to be available to respond to appropriate questions.

     The services provided to Account TGIS by Coopers & Lybrand, L.L.P. were in connection with the audit function for the year 1997 and included primarily the examination of Account TGIS' financial statements and the review of filings made with the Securities and Exchange Commission.

     The Board also has an Audit Committee consisting of those members who are not "interested persons" as defined in the 1940 Act. The Audit Committee reviews the scope and results of the Fund's annual audits with the Fund's independent accountant and recommends the engagement of the accountants. Currently, the members of the Audit Committee are Knight Edwards, Robert E. McGill III, Lewis Mandell and Frances M. Hawk who are not "interested persons" as defined in the 1940 Act. During the fiscal year ended December 31, 1997, the Audit Committee held one meeting.

RECOMMENDATION OF THE BOARD OF MANAGERS

     The Board of Managers of Account TGIS recommends approval of the Proposal to ratify the selection of Coopers & Lybrand L.L.P. as independent accountants.

3.  APPROVAL OF THE CONTINUATION OF THE DISTRIBUTION AND MANAGEMENT
    AGREEMENT

     It is proposed that Contract Owners approve the continuation of the Distribution and Management Agreement among Account TGIS, Travelers Insurance and Tower Square which contains a provision relating to the method of payment of market timing fees.

     Account TGIS is one of four timed Variable Annuity Managed Separate Accounts (the "Timed Accounts") established for the purposes of segregating the assets of Variable Annuity Contract Owners who enter into third party market timing services agreements ("Timed Contract Owners"), and avoiding the adverse effects that transfers made by market timers for Timed Contract Owners could have on the interests of non-Timed Contract Owners. Copeland Financial Services, Inc. ("Copeland"), a registered investment adviser and an affiliate of Travelers Insurance, offers market timing services to the Timed Contract Owners pursuant to the terms of a market timing services agreement. For these services, Copeland charges a one-time $30 application fee and an additional fee equivalent to an annual rate of 1.25% of the current value of assets that it times.

     While the market timing agreements are between the Timed Contract Owners and Copeland, Travelers Insurance is also a signatory to the agreement and is solely responsible for payment of the fee to Copeland. Paragraph 5 of the Distribution and Management Agreement provides that Account TGIS will reimburse Travelers Insurance for the payment of the market timing fees to Copeland. Travelers Insurance seeks such reimbursement through the deduction of a daily asset charge against the assets of Account TGIS. Travelers Insurance does not retain any portion of the fee and is not compensated for any costs incurred in connection with the payment or deduction of the fees. While the Distribution and Management Agreement remains in effect, this is the sole market timing fee payment method available to Timed Contract Owners.

     On February 7, 1990, an Order was received from the Securities and Exchange Commission granting certain exemptions from the 1940 Act necessary to permit this method of payment of market timing fees. One of the conditions of the Order was that the Distribution and Management

Agreement be approved annually by a majority of the outstanding voting securities of each Timed Account. The continuation of the Distribution and Management Agreement was last approved by Timed Contract Owners on April 28, 1997.

     The Board of Managers of Account TGIS has caused Account TGIS to execute the Distribution and Management Agreement in order to facilitate this convenient payment method for Timed Contract Owners. However, in causing Account TGIS to execute this Agreement, the Board of Managers has not approved or made any recommendations with respect to the suitability of market timing services in general, the quality or level of services provided by the current or any future market timers, or the level of the market timing fees. Because the market timing services will continue to be provided pursuant to individual agreements between Timed Contract Owners and Copeland, the Board of Managers does not exercise any supervisory or oversight role with respect to market timing services or the fees charged therefor.

     Timed Contract Owners receive a quarterly statement indicating the estimated dollar amount of market timing fees deducted from their Timed Accounts during the quarter. Timed Contract Owners also receive a chart comparing the performance of their selected timing strategy for the prior twelve months either with the return of a comparable non-Timed Account or, upon prior approval of the Securities and Exchange Commission, with the return of an appropriate index.

     A "vote of a majority of the outstanding voting securities" of Account TGIS is required to approve the continuation of the Distribution and Management Agreement. If Contract Owners in Account TGIS do not approve this matter, market timing fees relating to Account TGIS will be paid by pre-authorized partial surrenders, to the extent permitted by tax law, or by sending a check to Copeland, and the Distribution and Management Agreement will continue in effect, with the exception of paragraph 5, which contains these provisions.

     A copy of the Distribution and Management Agreement is attached hereto as Exhibit A.

RECOMMENDATION OF THE BOARD OF MANAGERS

     The Board of Managers of Account TGIS recommends the approval of the proposal to approve the continuation of the Distribution and Management Agreement.

4.  OTHER BUSINESS

     The Board of Managers knows of no other business to be presented at the meeting. The proxy card gives the persons named in the proxy discretion to vote according to their best judgment if any other business properly comes before the meeting.

                             ADDITIONAL INFORMATION

CONTRACT OWNER PROPOSALS

     All Contract Owner proposals to be included in the Proxy Statement for the next annual meeting must be received by Account TGIS's Secretary at One Tower Square, Hartford, Connecticut 06183 by November 1, 1998.

     It is suggested that Contract Owners submit their proposals by Certified Mail -- Return Receipt Requested. The Securities and Exchange Commission has adopted certain requirements which apply to any proposals of Contract Owners.

THE INVESTMENT ADVISER

     The Travelers Investment Management Company ("TIMCO"), One Tower Square, Hartford, Connecticut, serves as investment adviser to Account TGIS.

DISTRIBUTION AND MANAGEMENT AGREEMENT

     Travelers Insurance, One Tower Square, Hartford, Connecticut is the administrator for Account TGIS. Tower Square, One Tower Square, Hartford, Connecticut, is the principal underwriter for Account TGIS.

OFFICERS OF ACCOUNT TGIS

      NAME                    TITLE              POSITION HELD SINCE
      ----                    -----              -------------------
Ernest J. Wright   Secretary                     October 21, 1994
Kathleen A. McGah  Assistant Secretary           January 27, 1995
David A. Golino    Principal Accounting Officer  January 30, 1998

     The officers of the Fund serve for one year or until their respective successors are chosen and qualified. The Fund pays no salaries or compensation to any of its officers, all of whom are employees of The Travelers Insurance Company or its affiliates.

                                   EXHIBIT A

                     DISTRIBUTION AND MANAGEMENT AGREEMENT

     DISTRIBUTION AND MANAGEMENT AGREEMENT (the "Agreement") made this 1st day of February, 1995 by and among The Travelers Insurance Company, a Connecticut stock insurance company (hereinafter the "Company"), Tower Square Securities, Inc., (formerly Travelers Equities Sales, Inc.) a Connecticut general business corporation (hereinafter "Tower Square"), and The Travelers Timed Growth and Income Stock Account for Variable Annuities (hereinafter "Account TGIS"), a separate account of the Company established by its Chairman of the Board and Chief Executive Officer on October 30, 1986 pursuant to a resolution of the Company's Board of Directors on August 4, 1967, pursuant to Section 38-154a of the Connecticut General Statutes. This Agreement supersedes the Distribution and Management Agreement dated December 30, 1992 between the Company and Account TGIS.

          1. The Company hereby agrees to provide all administrative services relative to variable annuity contracts and revisions thereof (hereinafter "Contracts") sold by the Company, the net proceeds of which or reserves for which are maintained in the Account TGIS.

          2. Tower Square hereby agrees to perform all sales functions relative to the Contracts. The Company agrees to reimburse Tower Square for commissions paid, other sales expenses and properly allocable overhead expenses incurred in performance thereof.

          3. For providing the administrative services referred to in paragraph 1 above, and for reimbursing Tower Square for the sales functions referred to in paragraph 2 above, the Company will receive the deductions for sales and administrative expenses which are stated in the Contracts.

          4. The Company will furnish at its own expense and without cost to Account TGIS the administrative expenses of Account TGIS, including but not limited to:

             (a) office space in the offices of the Company or in such other place as may be agreed upon from time to time, and all necessary office facilities and equipment;

             (b) necessary personnel for managing the affairs of Account TGIS, including clerical, bookkeeping, accounting and other office personnel;

             (c) all information and services, including legal services, required in connection with registering and qualifying Account TGIS or the Contracts with federal and state regulatory authorities, preparation of registration statements and prospectuses, including amendments and revisions thereto, all annual, semi-annual and periodic reports, notices and proxy solicitation materials furnished to variable annuity Contract Owners or regulatory authorities, including the costs of printing and mailing such items;

             (d) the costs of preparing, printing, and mailing all sales literature;

             (e) all registration, filing and other fees in connection with compliance requirements of federal and state regulatory authorities;

             (f) the charges and expenses of any custodian or depository appointed by Account TGIS for the safekeeping of its cash, securities and other property;

             (g) the charges and expenses of independent accountants retained by Account TGIS;

             (h) expenses of Contract Owners' and Board of Managers' meetings;

             (i) all expenses of and compensation paid to Members of the Board of Managers of Account TGIS; and

             (j) reimbursement for amounts paid by Account TGIS for indemnification of the Board of Managers of Account TGIS, the officers and agents of Account TGIS pursuant to Article VI of Account TGIS' Rules and Regulations, provided that in the case of any person who is a director, officer or agent of the Company, the Company's obligation will be limited to such amount as the Board of Directors of the Company determines to be reasonable.

     Provided, however, that the Company shall not be obligated to pay capital gains taxes, and any other taxes based on income of, assets in or the existence of Account TGIS.

          5. Provided Contract Owners annually approve this Agreement at a meeting of Contract Owners held for that purpose, Account TGIS will reimburse the Company for charges and expenses paid by the Company to registered investment advisers which provide market timing investment advisory services relating to the Contracts pursuant to written agreements between the Contract Owners and such market timing investment advisers, which agreements are acceptable to the Company. The failure of Contract Owners to approve this Distribution and Management Agreement shall have no effect on the validity of the provisions of this Agreement other than this paragraph 5.

          6. The services of the Company and Tower Square to Account TGIS hereunder are not to be deemed exclusive and the Company and Tower Square will be free to render similar services to others so long as its services hereunder are not impaired or interfered with thereby.

          7. The Company agrees to guarantee that the annuity payments will not be affected by mortality experience (under Contracts the reserves for which are invested in Account TGIS) and assumes the risks (a) that the actuarial estimate of mortality rates among annuitants may prove erroneous and that reserves set up on the basis of such estimates will not be sufficient to meet the Company's variable annuity payment obligations, and (b) that the charges for services and expenses of the Company set forth in the Contracts, including the payment of any guaranteed minimum death benefit prior to the Maturity Date specified in the Contract, may not prove sufficient to cover its actual expenses. For providing these mortality and expense risk guarantees, the Company will receive from Account TGIS an amount per valuation period of Account TGIS, as provided from time to time.

          8. This Agreement shall continue in effect for a period of more than two years from the date of its execution, only so long as such continuance after said date is specifically approved at least annually by a vote of a majority of the Board of Managers, who are parties to such

     Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, or by a vote of a majority of the outstanding voting securities of Account TGIS; provided, however, that this Agreement will terminate automatically in the event of its assignment by either party.

          9. Notwithstanding termination of this Agreement, the Company will continue to provide administrative services and mortality and expense risk guarantees provided for herein with respect to the Contracts in effect on the date of termination, and the Company shall continue to receive the compensation provided under this Agreement.

          10. This Agreement is subject to the provisions of the Investment Company Act of 1940, as amended, and the rules of the Securities and Exchange Commission thereunder.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed by their respective officials thereunto duly authorized and, in the case of the Company and Tower Square, the seals to be affixed as of the day and year first above written.

                                           [SIGNATURE LINES OMITTED]

                              THE TRAVELERS TIMED
                               GROWTH AND INCOME
                                 STOCK ACCOUNT
                             FOR VARIABLE ANNUITIES

                                PROXY STATEMENT
    VG-160                                                              1998

 THE TRAVELERS TIMED GROWTH AND INCOME STOCK ACCOUNT FOR VARIABLE ANNUITIES

Proxy for the Annual Meeting of Contract Owners to be held on April 27, 1998

The undersigned, revoking all proxies heretofore given, hereby appoints Heath
B. McLendon, Robert E. McGill, III, or either one of them, as Proxies, with full power of substitution, to vote on behalf of the undersigned all units of The Travelers Timed Growth and Income Stock Account for Variable Annuities which the undersigned is entitled to vote at the Annual Meeting of Contract Owners to be held at 9:00 a.m. on Monday, April 27, 1998 at One Tower Square, Hartford, Connecticut, and at any adjournment thereof, in the manner directed below with respect to the matters described in the Proxy Statement for the Annual Meeting, receipt of which is hereby acknowledged, and in their discretion, upon such other matters as may properly come before the Annual Meeting or any adjournment thereof.



Please vote by filling in the appropriate box below, as shown, using blue or black ink
or dark pencil.  Do not use red ink.  [X]                                                    FOR         WITHHOLD    FOR, except
                                                                                             all        AUTHORITY   vote withheld
                                                                                           nominees      for all     for nominees
                                                                                                         nominees    listed below
1.   Election of the Board of Managers - Nominees:
     Heath B. McLendon, Knight Edwards, Robert E. McGill, III, Lewis Mandell,                [ ]           [ ]           [ ]
     and Frances M. Hawk.

     ------------------------------------------------------------------------


2.   Ratification of the selection of Coopers & Lybrand L.L.P. as independent                FOR          AGAINST      ABSTAIN
     accountants for the fiscal year ending December 31, 1998.                               [ ]           [ ]           [ ]

3.   Approval of the continuation of the Distribution and Management Agreement among The Travelers Timed Growth and Income Stock Account for Variable
     Annuities, The Travelers Insurance Company and Tower Square Securities, Inc.            [ ]           [ ]           [ ]


In their discretion, the Proxies are authorized to vote on any and all other business as may properly come before the meeting.

             PLEASE DO NOT FORGET TO SIGN THE REVERSE SIDE OF CARD.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF MANAGERS. THE BOARD OF MANAGERS RECOMMENDS A VOTE FOR PROPOSALS 1, 2, AND 3. THE UNITS
REPRESENTED HEREBY WILL BE VOTED BY THE PROXIES IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED CONTRACT OWNER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3.


                                      PLEASE MARK, SIGN, DATE AND RETURN THIS
                                      PROXY CARD PROMPTLY USING THE ENCLOSED
                                      PRE-ADDRESSED, POSTAGE-PAID ENVELOPE.

                                      PLEASE SIGN EXACTLY AS NAME APPEARS BELOW.


                                      DATE:_____________________, 1998


                                      If signing in a representative capacity
                                      (as attorney, executor or administrator, trustee, guardian or custodian, corporate officer or general partner), please indicate such capacity following signature. Proxies for custodian accounts must be signed by the named custodian, not by the minor.





                                      Signature(s) if held jointly (Title(s), if required)